                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 17, 1998

                              PREVIEW TRAVEL, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      000-23177              94-2965892
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                   747 Front Street, San Francisco, CA 94111
              (Address of principal executive offices) (Zip code)


                                 (415) 439-1200
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On December 17, 1998, Preview Travel, Inc. (the "Company") entered into an agreement with NewsNet Central, Inc. ("NNC"), under which substantially all of the assets of the Company's television business, as operated by the Company's wholly owned subsidiary, News Travel Network, Inc. ("NTN"), will be transferred to NNC (the "TV Disposition"). Prior to the closing of the TV Disposition, which is expected to occur on December 31, 1998, the Company will contribute certain assets to NTN, including the following: (a) cash in the amount of $88,000, (b) certain assets related to NTN's business, including a library of travel video content, and (c) assignment of the Company's rights and obligations under certain contracts related to NTN's business.

In consideration of the transfer of the assets of NTN to NNC, the Company will receive from NNC the following: (a) a convertible promissory note in the principal amount of $250,000 (the "Note"), (b) a subordinated promissory note in the principal amount of $1,000,000 (the "Subordinated Note"), which will bear interest at the rate of 6% per annum and will be secured by certain portions of the assets of NNC, including its fixed assets and the video library, and (c) a warrant to purchase up to 2,275,445 shares of Common Stock of NNC at an exercise price of $0.45 per share (the "Warrant"). The Note will be due and payable upon demand by the Company on December 31, 1999; provided, however, that the Note will be automatically converted into shares of Series A Preferred Stock of NTN at a conversion price of $4.50 per share upon the occurrence of certain conditions.

NNC was incorporated under the laws of Delaware on October 19, 1998. As of December 17, 1998, James Hornthal, the Company's founder and Chairman holds 800,000 shares and the Company holds 829,000 shares of Common Stock of NNC, which each purchased on November 15, 1998 at a price of $0.015 per share. Following the closing of the TV Disposition and the conversions of all outstanding convertible promissory notes, including the Note, the Company will own approximately 19.7% of NNC's Common Stock (assuming conversion of the Series A Preferred Stock into Common Stock).

In addition, the Company and NNC will enter into a Services Agreement that will provide for, among other things, the following: (a) the sublease to NNC of the Company's facilities at One Beach Street in San Francisco, (b) the Company's right to act as the co-exclusive advertising sales representative for NTN's Travel Update programs, (c) a perpetual, nonexclusive, royalty-free license to use NTN's travel video library (including any enhancements thereto), and (d) the continued branding of NTN's "Travel News" and "Travel Update" programs with "Preview Travel" marks. NNC will agree not to provide online travel services for a period of five years following the termination of the Services Agreement.

As the historical operations of the Company's television business were not profitable, and due to the significant risks inherent in the independent television business, the Company has attributed no value to the Subordinated Note and the Warrant. The net value of the Company's investment in NNC will be recorded at $250,000.

As of the closing of the TV Disposition, substantially all of the Company's employees engaged in NTN's business are expected to become employees of NNC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Introduction to Pro Forma Financial Information (Unaudited)
          -----------------------------------------------------------

          Pro Forma Condensed Consolidated Balance Sheet

          The following unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the historical condensed consolidated balance sheet of Preview Travel, Inc. and subsidiaries (the "Company") at September 30, 1998, as adjusted to give effect to the TV Disposition.

          The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical financial statements of the Company and notes thereto and the narrative sections included elsewhere herein. Because the TV Disposition will occur subsequent to September 30, 1998, actual adjustments and balances will vary from those presented in the Pro Forma Condensed Consolidated Balance Sheet. However, management believes that any differences between actual adjustments and pro forma adjustments will not be material.

          Pro Forma Condensed Consolidated Statements of Operations

          The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three years ended December 31, 1997 and the nine months ended September 30, 1998 are based upon the historical condensed consolidated statements of operations of the Company for the respective periods after giving effect to pro forma adjustments described in the notes thereto as if the TV Disposition had been consummated on January 1, 1995.

          The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical financial statements of the Company and notes thereto and the narrative sections included elsewhere herein. The Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations would have been for the period had the TV Disposition occurred on January 1, 1995 and do not purport to indicate the results of future operations.

                        Pro Forma Financial Information
                        -------------------------------

                     PREVIEW TRAVEL, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1998
                                (In thousands)
                                  (unaudited)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                                    Reflecting            Pro Forma
                                                             Historical           TV Disposition         As Adjusted
                                                             ----------           --------------         -----------
                          Assets

Cash and cash equivalents                                     $ 27,130               $  (88)(1)           $ 27,042
Marketable securities                                           41,843                                      41,843
Accounts receivable, net                                         3,099                                       3,099
Other assets                                                     2,735                  (78)(2)              2,657
                                                              --------                                    --------
       Total current assets                                     74,807                                      74,641
Film library, net                                                2,026               (2,026)(2)                  -
Property & equipment, net                                        5,409               (1,384)(2)              4,025
Investment in NewsNet Central                                        -                  250 (3)                250
                                                              --------                                    --------
       Total assets                                           $ 82,242                                    $ 78,916
                                                              ========                                    ========

        Liabilities & Stockholders' Equity

Accounts payable                                                   506                                         506
Accrued liabilities                                              3,595                  720 (4)              4,315
Deferred revenue                                                   166                                         166
Current portion of capital lease obligations                     1,357                                       1,357
                                                              --------                                    --------
        Total current liabilities                                5,624                                       6,344
Capital lease obligations, less current portion                  2,051                                       2,051
                                                              --------                                    --------

        Total liabilities                                        7,675                                       8,395
                                                              --------                                    --------

Stockholders' equity:
Common stock                                                        14                                          14
Additional paid-in capital                                     115,161                                     115,161
Other stockholders' equity                                        (393)                                       (393)
Accumulated deficit                                            (40,215)              (4,046)(5)            (44,261)
                                                              --------                                    --------
        Total stockholders' equity                              74,567                                      70,521
                                                              --------                                    --------
        Total liabilities and stockholders' equity            $ 82,242                                    $ 78,916
                                                              ========                                    ========

   The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (Unaudited)


The TV Disposition pro forma adjustments have been made to reflect the following:

(1)  Cash consideration paid by the Company to NNC upon disposition.

(2)  Elimination of assets included in TV Disposition.

(3)  Value of investment in NNC in exchange for assets and other consideration.

(4) Additional liabilities for transaction costs associated with TV Disposition and loss on the sublet of the TV facility to NNC over the remaining term of the Company's lease.

(5)  Loss on TV Disposition.

                     PREVIEW TRAVEL, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                   (In thousands, except per share amounts)
                                  (unaudited)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                                    Reflecting            Pro Forma
                                                             Historical           TV Disposition         As Adjusted
                                                             ----------           --------------         -----------
Revenues:
   Online                                                    $   9,435                                    $   9,435
   Television                                                    5,000             $ (4,769) (A)                231
                                                             ---------                                    ---------
        Total revenues                                          14,435                                        9,666

Cost of revenues:
   Online                                                        4,293                                        4,293
   Television                                                    3,882               (3,882) (B)                  -
                                                             ---------                                    ---------
        Total cost of revenues                                   8,175                                        4,293

        Gross profit                                             6,260                                        5,373
Operating expenses:
   Marketing and sales                                          15,148               (1,132) (C)             14,016
   Research and development                                      2,619                                        2,619
   General and administrative                                    4,711                 (627) (D)              4,084
                                                             ---------                                    ---------
        Total operating expenses                                22,478                                       20,719

        Loss from operations                                   (16,218)                                     (15,346)
Interest income (expense), net                                   1,822                                        1,822
                                                             ---------                                    ---------

        Loss before income taxes                               (14,396)                                     (13,524)
Income tax expense                                                 (36)                                         (36)
                                                             ---------                                    ---------

Net Loss                                                     $ (14,432)                                   $ (13,560)
                                                             =========                                    =========

Basic and diluted net loss per share                         $   (1.15)                                   $   (1.08)
                                                             =========                                    =========
Weighted average shares outstanding
  used in per share calculation                                 12,528                                       12,528
                                                             =========                                    =========

   The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                     PREVIEW TRAVEL, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                   (In thousands, except per share amounts)
                                  (unaudited)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                                    Reflecting            Pro Forma
                                                             Historical           TV Disposition         As Adjusted
                                                             ----------           --------------         -----------
Revenues:
   Online                                                    $   6,010                                    $   6,010
   Television                                                    7,634             $ (7,388) (A)                246
                                                             ---------                                    ---------
        Total revenues                                          13,644                                        6,256

Cost of revenues:
   Online                                                        3,648                                        3,648
   Television                                                    5,751               (5,751) (B)                  -
                                                             ---------                                    ---------
        Total cost of revenues                                   9,399                                        3,648

        Gross profit                                             4,245                                        2,608
Operating expenses:
   Marketing and sales                                           8,668               (1,643) (C)              7,025
   Research and development                                      1,825                                        1,825
   General and administrative                                    4,184                 (564) (D)              3,620
                                                             ---------                                    ---------
        Total operating expenses                                14,677                                       12,470

        Loss from operations                                   (10,432)                                      (9,862)
Interest income (expense), net                                     266                                          266
                                                             ---------                                    ---------

        Loss before income taxes                               (10,166)                                      (9,596)
Income tax expense                                                  (2)                                          (2)
                                                             ---------                                    ---------

Net Loss                                                     $ (10,168)                                    $ (9,598)
                                                             =========                                    =========

Basic and diluted net loss per share                         $   (3.54)                                    $  (3.35)
                                                             =========                                    =========
Weighted average shares outstanding
  used in per share calculation                                  2,869                                        2,869
                                                             =========                                    =========

   The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                     PREVIEW TRAVEL, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                   (In thousands, except per share amounts)
                                  (unaudited)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                                    Reflecting            Pro Forma
                                                             Historical           TV Disposition         As Adjusted
                                                             ----------           --------------         -----------
Revenues:
   Online                                                    $   2,573                                    $   2,573
   Television                                                    9,801             $ (9,203) (A)                598
                                                             ---------                                    ---------
        Total revenues                                          12,374                                        3,171

Cost of revenues:
   Online                                                        2,308                                        2,308
   Television                                                    7,000               (7,000) (B)                  -
                                                             ---------                                    ---------
        Total cost of revenues                                   9,308                                        2,308

        Gross profit                                             3,066                                          863
Operating expenses:
   Marketing and sales                                           4,373               (1,558) (C)              2,815
   Research and development                                      1,314                                        1,314
   General and administrative                                    2,880               (1,440) (D)              1,440
                                                             ---------                                    ---------
        Total operating expenses                                 8,567                                        5,569

        Loss from operations                                    (5,501)                                      (4,706)
Interest income (expense), net                                     (89)                                         (89)
                                                             ---------                                    ---------
        Loss before income taxes                                (5,590)                                      (4,795)
Income tax expense                                                  (2)                                          (2)
                                                             ---------                                    ---------

Net Loss                                                     $  (5,592)                                   $  (4,797)
                                                             =========                                    =========

Basic and diluted net loss per share                         $   (3.43)                                   $   (2.94)
                                                             =========                                    =========
Weighted average shares outstanding
  used in per share calculation                                  1,631                                        1,631
                                                             =========                                    =========

   The accompanying notes are an integral part of these unaudited pro forma conxdensed consolidated financial statements.

                     PREVIEW TRAVEL, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (In thousands, except per share amounts)
                                  (unaudited)

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                                    Reflecting            Pro Forma
                                                             Historical           TV Disposition         As Adjusted
                                                             ----------           --------------         -----------
Revenues:
   Online                                                    $     579                                    $     579
   Television                                                    9,564             $ (9,163) (A)                401
                                                             ---------                                    ---------
        Total revenues                                          10,143                                          980

Cost of revenues:
   Online                                                        1,078                                        1,078
   Television                                                    8,393               (8,393) (B)                  -
                                                             ---------                                    ---------
        Total cost of revenues                                   9,471                                        1,078

        Gross profit                                               672                                          (98)
Operating expenses:
   Marketing and sales                                           2,687               (2,150) (C)                537
   Research and development                                        626                                          626
   General and administrative                                    2,026               (1,620) (D)                406
                                                             ---------                                    ---------
        Total operating expenses                                 5,339                                        1,569

        Loss from operations                                    (4,667)                                      (1,667)
Interest income (expense), net                                    (264)                                        (264)
                                                             ---------                                    ---------

        Loss before income taxes                                (4,931)                                      (1,931)
Income tax expense                                                  (2)                                          (2)
                                                             ---------                                    ---------

Net Loss                                                      $ (4,933)                                    $ (1,933)
                                                              =========                                    =========
Basic and diluted net loss per share                          $  (4.02)                                     $ (1.57)
                                                              =========                                    =========
Weighted average shares outstanding
  used in per share calculation                                  1,228                                        1,228
                                                              =========                                    =========

   The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)


The TV Disposition pro forma adjustments have been made to reflect the following:

(A) Reduction in revenue associated with TV operations, offset by assumed Travel Update sales commission revenue under the Sales Representation Agreement.
(B)  Reduction in cost of revenues associated with TV operations.
(C)  Reduction in marketing and sales expenses associated with TV operations.
(D) Reduction in general and administrative expenses associated with TV operations.

     (c)  Exhibits.
          --------

          2.1  Note and Warrant Purchase Agreement dated December 17,
               1998 among the Company, News Travel Network, Inc., a wholly owned subsidiary of the Company, and NewsNet Central, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PREVIEW TRAVEL, INC.
                              (Registrant)



Date:  December 23, 1998      By:   /s/ Kenneth R. Pelowski
                                    ------------------------------------------
                                    Kenneth R. Pelowski
                                    Executive Vice President, Finance and
                                    Administration and Chief Financial Officer

                               INDEX TO EXHIBITS


                                                              Sequentially
Exhibit                                                         Numbered
Number    Description                                             Page
------    -----------                                        --------------

2.1       Note and Warrant Purchase Agreement dated
          December 17, 1998 among the Company, News
          Travel Network, Inc., a wholly owned subsidiary of the Company, and NewsNet Central, Inc.